UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

February 21, 2014
Date of Report

ALTERNET SYSTEMS, INC.
(Exact name of Registrant as Specified in its Charter)

Nevada	000-31909	88-0473897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2665 S. Bayshore Drive, Suite 301 Miami, Florida 33133

Tel: 786-265-1840
(Registrant's Telephone Number)

Check the appropriate box below if the Form-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2 below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Pursuant to the Notice of Special Meeting of Shareholders and Definitive Proxy Statement dated January 21, 2014, the Special Meeting of Shareholders was held on February 21, 2014. The shareholders approved the proposed transaction whereby the mobile payments business and assets of the Company's 51% owned subsidiary would be sold to Utibe Pte, Ltd. 55,017,947 votes were cast, presenting 57.42% of the outstanding shares as of the record date of January 22, 2014, of which, 54,560,406 were cast for the proposal, representing 99.16% of the votes cast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNET SYSTEMS, INC.
 By: /s/ Henryk Dabrowski
 Henryk Dabrowski, CEO and Director
 Dated: February 14, 2014